Flexible Premium Adjustable Variable Life Insurance Policy
Issued by C.M. Life Insurance Company
Supplement dated July 19, 2001
Prospectus dated May 1, 2001, as supplemented June 11, 2001

The prospectus for the policy is revised to replace the ‘‘Suicide’’ section in Part IV with the following section.

Suicide

If the Insured dies by suicide, while sane or insane, within two years after the Issue Date or Reinstatement Date, the policy will terminate. We will refund the amount of all premiums paid, less any withdrawals and policy debt.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Face Amount, the increase will terminate and we will refund the monthly charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the policy, there is no additional refund for any Face Amount increase.

July 19, 2001	Li4101-01-2